B. Riley Institutional Investor conference May 24-25, 2017 Real Alloy Exhibit 99.1

Cautions about forward-looking statements and other notices Cautionary Statement Regarding Forward-Looking Statements. This presentation contains forward-looking statements, which are based on our current expectations, estimates, and projections about Real Industry, Inc. and its subsidiaries’ (the “Company”) businesses and prospects, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements include, but are not limited to, statements about: our financial results, including for the fiscal first quarter of 2017, as well as our expectations for future financial trends and performance of our business and our strategy in future periods including during fiscal 2017; our ability to take advantage of opportunities to acquire assets with tremendous upside; the expected benefits to the Company of the integration of Beck Aluminum Alloys into Real Alloy; future opportunistic investments; our evaluation of other potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. Important factors that may cause such a difference include, but are not limited to, changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of any changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to service, and the high leverage associated with, our indebtedness, and compliance with the terms of the indebtedness, including the restrictive covenants that constrain the operation of our business and the businesses of our subsidiaries; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC, which are available on our website at www.realindustryinc.com and on the SEC website at https://www.sec.gov. Use of Non-GAAP Financial Measures. This presentation includes references to the non-GAAP financial measures of segment earnings before interest, taxes, depreciation and amortization and, with certain additional adjustments (“Segment Adjusted EBITDA”). Management believes that Segment Adjusted EBITDA enhances the understanding of the financial performance of the operations of Real Alloy (and prior to its acquisition, the former Global Recycling and Specification Alloys business of Aleris Corporation) by investors and lenders. As a complement to financial measures recognized under GAAP, management believes that Segment Adjusted EBITDA assists investors who follow the practice of some investment analysts who adjust GAAP financial measures to exclude items that may obscure underlying performance and distort comparability. Because Segment Adjusted EBITDA is not a measure recognized under GAAP, it is not intended to be presented herein as a substitute for net earnings (loss) as an indicator of operating performance. Segment Adjusted EBITDA is the primary performance measurement used by our senior management and Board of Directors to evaluate segment operating results. A reconciliation to the GAAP equivalent of Segment Adjusted EBITDA, net earnings (loss), is provided herein, in our Form 10-Q filed with the SEC on May 10, 2017, on our Form 10-K filed on March 13, 2017, and prior reports filed on Forms 10-Q, 10-K and 8-K.

Corporate overview Business Description & Strategy Publicly traded, NOL-rich holding company seeking to create a sustainably profitable enterprise and unlocking the value of our significant tax assets through a disciplined acquisition strategy Ticker NASDAQ: RELY Share Price $2.85 (as of 5/23/17) Market Capitalization $84.9 million (as of 5/23/17) Shares Outstanding 29 million (as of 3/31/17) Cash(1) $6.7 million (as of 3/31/17) Net Debt(2) $378.4 million (as of 3/31/17) Preferred Stock $25.1 million (carrying value as of 3/31/17) Tax assets Federal NOLs of approximately $916 million begin to expire 2027 Management & Board Stockholders and seasoned professionals with extensive experience in acquiring, building and managing successful businesses Does not include cash balance at subsidiary Real Alloy. Represents debt outstanding less cash balances at subsidiary Real Alloy. Debt net of OID and debt issuance costs is $380.2 million as of 3/31/17.

organization (NASDAQ: RELY) Holding company structure Federal NOLs of $916MM (as of 12/31/16) OPERATING SUBSIDIARY Global leader in third-party aluminum recycling 2016 Revenues $1.3BN and Segment Adjusted EBITDA $68MM Drives business and growth strategy, and provides the following corporate services CEO/CFO services & Board governance SEC Reporting, Legal, Tax and Investor relations Oversight of operating segments, including continuous improvement initiatives Management of legacy and discontinued operations Acquired in 2015 Independently financed with 10% $305MM Senior Secured Notes, Asset Based Lending Facility and European Factoring Facility Led by autonomous management team

Business & strategy Create a sustainably profitable enterprise by allocating capital to improve the value of existing businesses and execute accretive acquisitions with a disciplined approach to value and structure Drive stockholder value by diversifying cash flow from operations and focusing on per share earnings growth over time Assess risk-adjusted returns for all opportunities Key Objectives Unique Attributes What We’re Looking For Proven management Edge/sustainable competitive advantage Industry leader High EBITDA to EBIT conversion Sizable tax asset to increase free cash flow Permanent capital with no required exit point Ability to allow sellers to rollover equity history 1963 – 2007 Fremont, a large financial services company, becomes a top five subprime mortgage originator 2008 Fremont files for Chapter 11 bankruptcy 2010 Reorganized as Signature Group Holdings; NOLs remain intact (federal and California state NOLs with no industry or annual use limitations) 2011 Acquired NABCO for $37MM 2013-2014 Prepare for growth - $300MM shelf registration; reverse split; corporate reincorporation Jan. 2015 Sold NABCO for gross proceeds of $78MM Feb. 2015 Acquired Real Alloy for $525MM from Aleris International Jun. 2015 Corporate name changed to ‘Real Industry’ Apr. 2015 Uplisted to NASDAQ Oct. 2015 $700MM shelf registration filed Aug. 2016 New leadership: Kyle Ross, CEO and Mike Hobey, CFO Nov. 2016 Real Alloy acquires Beck Aluminum for $24MM leadership Kyle Ross, CEO & Board Member Previously CFO of Real Industry from 2011-2016; originated and executed the acquisition and sale of NABCO, resulting in $39MM gain; member of original management team that sponsored Fremont’s reorganization and emergence from bankruptcy in 2010 Co-founder of Signature Capital Partners, LLC, a credit and special situations fund, and previously with a boutique investment banking firm B.S., B.A. from the Haas School of Business and the University of California at Berkeley Mike Hobey, CFO Over 11 years experience in aluminum and metals industry; joined Aleris International in 2006 and served in various positions of increasing responsibility, with most recent being CFO of Real Alloy Citigroup Global Markets Investment Banking Division, and prior to that, various positions with McDonnell Douglas and Boeing B.S. from Brown University and MBA from the MIT Sloan School of Management John Miller, Executive Vice President of Operations Joined Real Industry in 2015 to lead integration of Real Alloy and oversee continuous improvement program across operating subsidiaries Previously at 3M Company for 28 years, holding a variety of positions involving the management of technology, product development, and commercialization B.S. Chemical Engineering and B.S. Chemistry from the University of Minnesota; PhD Chemical Engineering from the University of Wisconsin-Madison

Real alloy OVERVIEW Global leader in independent aluminum recycling with operations in North America and Europe Converts aluminum scrap and dross into reusable aluminum and specification alloys Customers are automotive OEMs and suppliers, rolling mills and extruders manufacturing products for automotive, food and beverage can, steel, aerospace, and other end uses 30+ year operating history 300+ customers worldwide Management team with 180 years of combined industry experience 2016 Revenue $1.3BN and Segment Adjusted EBITDA $68MM Volume(1) Invoiced by End Use Volume(1) by Region Note: All tonnage information is presented in metric tonnes. (1) Based on 2016 Volume.

Global geographic footprint Coldwater Post Falls Goodyear Sapulpa Loudon Morgantown Friendly Chicago Heights Rock Creek Macedonia Elyria Wabash Mississauga Steele Monclova Saginaw Swansea Töging Grevenbroich Deizisau (Stuttgart) Eidsväg Raudsand (2) (2) Mount Pleasant Houston Lebanon 27 aluminum-processing facilities worldwide 21 in North America and 6 in Europe real alloy’s value to customers Provides customers with a completely integrated aluminum recycling experience Illustrative Operations Flow – Aluminum Fabrication Chain Competitive Advantage Value Proposition for Customers Impact to Real Alloy Close proximity to customers Integrated into supply chain Multiple facilities to support customers Operational expertise and scale bring higher efficiency and quality Maximize recovery of customers’ metal units (which is usually their lowest cost alternative) in our tolling business Average customer relationship spans more than 10 years Blue chip customer base of leading automotive OEMs, rolling mills, extruders and other manufacturers Pre-Processing Melting Casting Ingot Scrap Rolling / Extrusion Scrap End-Product Fabrication Scrap Real Alloy’s Integrated Recycling Value Chain Casting End-Customers

Furnace Ready Twitch Requires Pre-Processing Turnings Old Cast Dross Process Flow Overview Melting Melting, casting and delivery of aluminum products Pre-Processing Shredding, drying and milling of aluminum scrap and by-products Molten Sow Ingot Other Offerings Deox cones for steel manufacturing Fabricated products Magnesium recycling Raw Scrap Materials Process Products Able to process and melt a broad variety of aluminum scrap “Post shredder” scrap, generally automotive Used castings such as an engine block The excess from machine-cut aluminum, free of oil or steel Large ingots of aluminum (1000-2000 lbs) Small ingots of aluminum (~30 lbs) Just-in-time delivery of liquid metal By Products By product of aluminum processing

REAL INDUSTRY INC

DEMAND OUTLOOK

Lightweighting megatrend in auto expected to drive future growth

Segment	Outlook	% of Business	Estimated Growth CAGR '17-'20	Underlying Drivers
Automotive		59%	8 - 9%	• CAFE standards in U.S. average 54 mpg target by 2025 • Lightweighting will increase AL content, engine downsizing offset by additional structural parts • CO_2 reduction targets in Europe
Cans		19%	0.5% +/-	• Declines in soft drink consumption, offset by growth in energy drinks and craft beers
Steel		6%	0% +/-	• Macroeconomy, China growth
Building and Construction		1%	2 - 3%	• Housing and infrastructure driven
Global AL Castings (Spec) Market		-	3 - 4%	• Growth primarily driven by automotive • Primary foundry alloys are a growing segment

Source: CRU - Nov 2016

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Business Model that mitigates commodity risk Processes aluminum scrap and by-product owned by customers No ownership of inventory insulates from metal price risk and reduces working capital needs Charges a tolling or processing fee on a per pound or tonne volume basis Pass-through arrangements on energy and other costs 51% of volume in 2016 Purchases aluminum scrap in the open market and sells the converted metal Rapid inventory turns (~12x/year) ensure minimal commodity price exposure Profitability driven by the metal spread, i.e. the spread between finished alloy prices and scrap prices Europe buy/sell volume partially hedged 49% of volume in 2016 Operates using two types of customer business models: Tolling Buy/Sell Greater than 60% total annual volume protected against metal price fluctuations

REAL INDUSTRY INC

ALUMINUM MARKET PRICING UPDATE

	4Q 2015	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	YOY Change	QOQ Change
RANA Market Prices								
(Dollar per Metric Tonne)								
LME	$1,495	$1,515	$1,571	$1,620	$1,710	$1,850	22%	8%
P1020	1,675	1,707	1,744	1,762	1,878	2,063	21%	10%
MW380	1,862	1,892	1,874	1,837	1,812	1,943	3%	7%
Average Scrap Price	1,223	1,289	1,341	1,309	1,284	1,378	7%	7%
RAEU Market Prices								
(Euro per Metric Tonne)								
LME	€ 1,365	€ 1,374	€ 1,391	€ 1,452	€ 1,587	€ 1,737	26%	9%
LME + duty paid Rotterdam premium	1,511	1,510	1,506	1,558	1,706	1,873	24%	10%
MB226	1,661	1,617	1,637	1,628	1,591	1,764	9%	11%

- Real Alloy's selling prices for its buy/sell business are based on published market prices, such as Platts Metal Week 380 ("MW380") and Metal Bulletin 226 ("MB226")
- MW380 rose in 1Q17 for the first time since 1Q16 and outpaced increases in the Average Scrap Price, resulting in a more favorable scrap margin environment for Real Alloy
- Due to the pricing structure of customer agreements, there is generally a lag between changes in MW380 prices and the financial impact; anticipate the improved scrap margin environment to be more fully felt in 2Q17

Note:
LME - London Metal Exchange, represents the price of primary aluminum.
P1020 - LME price plus the Midwest Premium (MWP). MWP is the cost of freight and handling to ship aluminum from LME warehouses to the Midwest USA. The duty paid Rotterdam premium is the European equivalent to the MWP.
MW380 - Platts Metal Week 380, a common aluminum alloy used in casting automotive parts in the U.S.
MB226 - Metal Bulletin 226, a common aluminum alloy used in casting automotive parts in Europe.
Average Scrap Price – average of Platts Twitch, Cast and Turnings Prices. Twitch, Cast and Turnings are various types of scrap. The average scrap prices are only meant to serve as a directional indication of scrap prices and does not represent Real Alloy's actual scrap mix or margins.

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Spread update *Average Scrap Price is the average of Platts Twitch, Cast and Turnings Prices. Twitch, Cast and Turnings are various types of scrap. The average scrap prices are only meant to serve as a directional indication of scrap prices and does not represent Real Alloy's actual scrap mix or margins. Spread is determined by selling price of alloy less the market price for scrap, which are subject to their own respective supply and demand forces Spread of MW380 and average scrap prices improving since beginning of year 2016 was lowest spread environment in 7 years

Real alloy 1q 2017 Overview Real Alloy overall performance improved vs. 4Q16 with similar market dynamics Real Alloy Europe (RAEU) continued to generate solid performance while Real Alloy North America (RANA) results again reflected margin pressure from challenging spread environment driving overall segment down Volume increased 5% from the prior quarter and was flat year-over-year Segment Adj. EBITDA increased 4% from the prior quarter and decreased 33% YOY Liquidity remains strong at $65.9 million as of 3/31/17 Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA, please see Appendix.

Real alloy north America Increased sales in buy/sell business offset reduced tolling volume Margin continued to reflect challenging spread environment as secondary alloy sales prices remained compressed relative to scrap costs Steady improvement in volumes and scrap spreads through the quarter Capex lower year-over-year due to timing of planned projects Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) Capital Expenditures ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA, please see Appendix.

Real alloy Europe Increased sales in buy/sell business offset reduced tolling volume Favorable spread environment drove margin improvement year-over-year 1Q17 capex increase largely due to upgrades at Norway facility Volume Invoiced (metric tonnes in thousands) Segment Adjusted EBITDA (1) ($ millions) Capital Expenditures ($ millions) (1) For the reconciliation of Segment Adjusted EBITDA, please see Appendix.

outlook Focused on executable investment opportunities at RELY and Real Alloy that maximize stockholder value Signs of improved scrap spread environment in North America expected to result in improved 2Q17 performance for RANA Strong customer demand and a stable spread environment in Europe expected to drive continued strong performance for RAEU in 2Q17 and beyond Initiating plans to identify refinance options for Senior Secured Notes due 2019

appendix IR Contacts Real Industry, Inc. Jeehae Shin (212) 201-4126 investor.relations@realindustryinc.com   The Equity Group, Inc. Adam Prior, Senior Vice President (212) 836-9606 aprior@equityny.com   Carolyne Y. Sohn, Senior Associate (415) 568-2255 csohn@equityny.com

Recent Aluminum Market prices Source: Platts, London Metal Exchange, Metal Bulletin Note: LME - London Metal Exchange, represents the price of primary aluminum. P1020 - LME price plus the Midwest Premium (MWP). MWP is the cost of freight and handling to ship aluminum from LME warehouses to the Midwest USA. The duty paid Rotterdam premium is the European equivalent to the MWP. MW380 - Platts Metal Week 380, a common aluminum alloy used in casting automotive parts in the U.S. MB226 - Metal Bulletin 226, a common aluminum alloy used in casting automotive parts in Europe.

Real alloy Management Team Exceptional management team with combined 180+ years of industry experience # = Years of aluminum industry experience # = Company tenure Gaylord Seemann Vice President, Information Technology Randy Collins Vice President, Commercial, North America Director, Treasury and FP&A North America Director, Operations & Manufacturing, North America Russell Barr Executive Vice President & General Manager, Europe Cathryn Griffin Vice President, Legal Director, Operations & Technology, Europe Director, Human Resources, Europe Director, Finance, Europe 33 11 11 4 10 8 Director, Commercial Europe 2 22 1 25 28 33 28 7 11 4 4 8 2 22 1 25 Director, Global Business Transformation Leader Director, Human Resources, North America Corporate Controller North America Terry Hogan President Director, Operations & Manufacturing, North America 16 4 6 4 6 1 10 6

Real alloy(1) historical FINANCIAL SUMMARY Segment Revenue (3) ($ millions) Volume Invoiced (metric tonnes in thousands) Note: Numbers may not add due to rounding. (1) Financial data prior to 2015 is of the global recycling and specification alloys business of Aleris. (2) Financial data prior to 2015 is before any estimated standalone impact. (3) Differences between segment totals and consolidated totals are included in Corporate and Other. Segment Capital Expenditures (3) ($ millions) Segment Adjusted EBITDA (2) ($ millions)

1Q 2017 Financial statements Unaudited Condensed Consolidated Balance Sheets March 31, December 31, (In millions) 2017 2016 ASSETS Current assets: Cash and cash equivalents $ 18.5 $ 27.2 Trade accounts receivable, net 113.9 88.4 Financing receivable 32.5 28.4 Inventories 111.8 118.2 Prepaid expenses, supplies and other current assets 29.9 24.6 Total current assets 306.6 286.8 Property, plant and equipment, net 287.2 289.2 Equity method investment 6.1 5.0 Identifiable intangible assets, net 11.9 12.5 Goodwill 42.3 42.2 Other noncurrent assets 9.5 9.8 TOTAL ASSETS $ 663.6 $ 645.5 LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY Current liabilities: Trade payables 129.4 115.8 Accrued liabilities 40.4 46.4 Long-term debt due within one year 2.9 2.3 Total current liabilities 172.7 164.5 Accrued pension benefits 42.8 42.0 Environmental liabilities 11.6 11.6 Long-term debt, net 377.3 354.2 Common stock warrant liability 1.9 4.4 Deferred income taxes, net 2.5 2.5 Other noncurrent liabilities 6.8 6.9 TOTAL LIABILITIES 615.6 586.1 Redeemable Preferred Stock 25.1 24.9 Stockholders' equity: Preferred stock — — Additional paid-in capital 546.2 546.7 Accumulated deficit (517.7) (506.2) Accumulated other comprehensive loss (6.4) (7.1) Total stockholders' equity—Real Industry, Inc. 22.1 33.4 Noncontrolling interest 0.8 1.1 TOTAL STOCKHOLDERS' EQUITY 22.9 34.5 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS' EQUITY $ 663.6 $ 645.5

1Q 2017 Financial statements cont’d Unaudited Condensed Consolidated Statements of Operations   Three Months Ended March 31, (In millions, except per share amounts) 2017 2016 Revenues $ 337.1 $ 309.4 Cost of sales 323.7 292.8 Gross profit 13.4 16.6 Selling, general and administrative expenses 14.4 15.4 Losses on derivative financial instruments, net 1.1 1.2 Amortization of identifiable intangible assets 0.6 0.6 Other operating expense, net 0.9 1.5 Operating loss (3.6) (2.1) Nonoperating expense (income): Interest expense, net 11.0 9.2 Change in fair value of common stock warrant liability (2.5) 0.6 Income from equity method investment (1.1) — Foreign exchange gains on intercompany loans (0.8) (2.6) Other, net 0.3 — Total nonoperating expense, net 6.9 7.2 Loss from continuing operations before income taxes (10.5) (9.3) Income tax expense 0.8 0.7 Loss from continuing operations (11.3) (10.0) Earnings (loss) from discontinued operations, net of income taxes — — Net loss (11.3) (10.0) Earnings from continuing operations attributable to noncontrolling interest 0.1 0.1 Net loss attributable to Real Industry, Inc. $ (11.4) $ (10.1) LOSS PER SHARE Net loss attributable to Real Industry, Inc. $ (11.4) $ (10.1) Dividends on Redeemable Preferred Stock, in-kind — (0.5) Accretion of fair value adjustment to Redeemable Preferred Stock (0.2) (0.2) Net loss available to common stockholders $ (12.2) $ (10.8) Basic and diluted loss per share: Continuing operations $ (0.43) $ (0.38) Discontinued operations — — Basic and diluted loss per share $ (0.43) $ (0.38)

Segment adjusted ebitda reconciliation to real industry net LOSS Three Months Ended (In millions) Mar-17 Dec-16 Sep-16 Jun-16 Mar-16 Segment Adjusted EBITDA $ 12.3 $ 11.8 $ 16.9 $ 20.9 $ 18.3 Unrealized gains (losses) on derivative financial instruments (0.2) 0.1 (0.6) 1.9 (0.4) Segment depreciation and amortization (11.5) (11.9) (11.3) (10.6) (14.7) Amortization of inventories and supplies purchase accounting adjustments — (0.2) — (0.3) (0.6) Corporate and Other selling, general and administrative expenses (3.2) (3.1) (7.5) (3.6) (3.3) Goodwill impairment — (61.8) — — — Other, net (1.0) (2.1) (1.0) (0.2) (1.4) Operating profit (loss) (3.6) (67.2) (3.5) 8.1 (2.1) Interest expense, net (11.0) (9.8) (9.2) (9.1) (9.2) Change in fair value of common stock warrant liability 2.5 (0.2) 1.9 1.3 (0.6) Acquisition-related costs and expenses — (1.0) — — — Foreign exchange gains (losses) on intercompany loans 0.8 (3.4) — (1.6) 2.6 Income (loss) from equity method investment 1.1 (1.1) — — — Other nonoperating expense, net (0.3) 0.6 (0.5) 0.2 — Income tax benefit (expense) (0.8) 1.0 0.5 (0.2) (0.7) Earnings (loss) from discontinued operations, net of income taxes — 0.5 — 0.1 — Net loss $ (11.3) $ (80.6) $ (10.8) $ (1.2) $ (10.0)

Segment adjusted ebitda reconciliation to real industry net LOSS Year Ended December 31, (In millions) 2016 2015 Segment Adjusted EBITDA $ 67.9 $ 70.3 Unrealized gains (losses) on derivative financial instruments 1.0 (0.8) Segment depreciation and amortization (48.5) (32.5) Amortization of inventories and supplies purchase accounting adjustments (1.1) (9.2) Corporate and Other selling, general and administrative expenses (15.5) (13.9) Goodwill impairment (61.8) — Other, net (6.7) (3.7) Operating profit (loss) (64.7) 10.2 Interest expense, net (37.3) (34.9) Change in fair value of common stock warrant liability 2.4 (1.5) Acquisition-related costs and expenses (1.0) (14.8) Foreign exchange losses on intercompany loans (2.4) (1.3) Loss from equity method investment (1.1) — Other nonoperating income, net 0.3 1.5 Income tax benefit 0.6 9.1 Earnings (loss) from discontinued operations, net of income taxes 0.6 24.9 Net loss $ (102.6) $ (6.8)

REAL INDUSTRY INC

REAL ALLOY[1] ADJUSTED EBITDA RECONCILIATION

($ millions)	2011	2012	2013	2014	2015
Net income (loss)	**$68.7**	**$26.4**	**$19.0**	**$29.3**	**($27.2)**
Interest expense	0.0	0.0	0.0	0.0	35.0
Provision for income taxes	14.6	11.9	4.3	1.1	5.5
Depreciation and amortization	11	15.8	21.6	25.6	40.1
EBITDA	$94.3	$54.1	$44.9	$56.0	$53.4
Goodwill impairment	--	--	--	--	--
Acquisition related costs and expenses	0.0	0.0	0.0	0.0	8.9
Amortization of purchase accounting adjustments	0.0	0.0	0.0	0.0	9.2
Foreign currency losses on intercompany loans	0.0	0.0	0.0	0.0	1.6
Restructuring charges	0.2	2.4	3.3	2.6	0.3
Unrealized losses (gains) on derivatives	3.2	(1.5)	(0.8)	2.6	(0.6)
Net income attributable to non-controlling interest	1.0	1.3	1.0	0.9	0.3
Loss on disposal of assets	0.1	0.8	1.3	2.2	2.2
Stock-based compensation expense related to Real Alloy employees and non-Real Alloy employees	3.0	4.2	4.8	3.9	0.5
SG&A allocated from Aleris not directly associated with the business	13.6	12.0	12.6	12.8	1.3
Excluded entities/facilities	(6.7)	(3.6)	(3.3)	0.0	0.0
Medical expense adjustment	0.0	0.0	4.3	3.1	0.0
Extreme winter weather	0.0	0.0	0.0	2.1	0.0
Other	(3.3)	(0.8)	1.4	1.4	4.7
Segment Adjusted EBITDA	**$105.4**	**$68.9**	**$69.5**	**$87.6**	**$81.8**

[1] Historical financial data is of the Global Recycling and Specification Alloys business of Aleris. Adjusted EBITDA does not include any estimated standalone impact.
Note: For relevant footnotes, see standalone audited financial statements for December 31, 2015 filed with the SEC on form 8K dated August 9, 2016, for fiscal years ended December 31, 2014, 2013 and 2012 filed with the SEC on Form 8-K dated June 29, 2015, and Prospectus Supplement No. 1 dated January 29, 2015 for fiscal year ended December 31, 2011.

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